Exhibit 32.1

MUSTANG BIO, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mustang Bio, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Weiss, Chairman, President, and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

November 14, 2016

By:	/s/ Michael S. Weiss
Michael S. Weiss
Chairman, President and Chief Executive Officer
(Principal Executive Officer)